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                                                                      Exhibit 10



MEMORANDUM

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                         BRUSH ENGINEERED MATERIALS INC.
              DEFERRED COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS
                     (AS AMENDED THROUGH SEPTEMBER 11, 2001)



                     --------------------------------------

     This Memorandum relates to the Common Shares of Brush Engineered Materials Inc that have been reserved for sale under the plan named above. Company may supplement this memorandum from time to time.

     - The purpose of this Memorandum is to summarize certain features of the Plan. You should refer to the plans if you have additional questions. If there is an inconsistency between the information in this Memorandum and the Plan, the Plan will govern.

     - This Memorandum supersedes in its entirety, and takes the place of, the Memoranda dated June 29, 1992 and September 11, 1998.

                  --------------------------------------------


         The Securities and Exchange Commission wants you to know that:

     - This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

     - Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.

         Any representation to the contrary is a criminal offense.

                  --------------------------------------------

                The date of this Memorandum is October 24, 2001.

                  --------------------------------------------

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                                TABLE OF CONTENTS

                                                                          PAGE

GENERAL  ...................................................................1

DESCRIPTION OF PLAN.........................................................1
         Purpose and Adoption...............................................1
         Operation of Plan..................................................1
         Election to Participate............................................2
         Conversion from the Directors' Retirement Plan.....................2
         Investment of Trust Accounts.......................................3
         Distribution of Company Accounts...................................3
         Special Distribution of Company Accounts...........................4
         Change in Control..................................................4
         Consequence of Company's Insolvency................................5
         Trust Assets Subject to Claims of Company's Creditors;
           Unfunded and Unsecured Nature of Company's Obligations...........5
         Voting of Common Shares Held in Trust..............................6
         Designation of Beneficiaries.......................................6
         Payment or Withholding of Taxes....................................6
         Assignment of Nonemployee Director's Rights
          or Beneficial Interest under Plan.................................6
         No Right to Continued Service......................................7
         Nonqualified Status of Plan........................................7
         Administration of Plan.............................................7
         Amendment and Termination of Plan and Trust........................7
RESALES OF COMMON SHARES....................................................8
TAX CONSEQUENCES............................................................8
DESCRIPTION OF SECURITIES...................................................8
INCORPORATION OF DOCUMENTS BY REFERENCE....................................10
ADDITIONAL INFORMATION.....................................................11



                                      -i-
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                                     GENERAL

     This Memorandum does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the registered securities to which it relates or an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation.

     Under no circumstances shall the delivery of this Memorandum or any sale made hereunder create any implication that there has been no change in the affairs of Brush Engineered Materials Inc. or in any of the information included herein or in any supplement hereto or in any document incorporated herein by reference since the date hereof or thereof.

                               DESCRIPTION OF PLAN

PURPOSE AND ADOPTION

     The purpose of the Plan is to help solidify the common interest of directors and shareholders in enhancing the value of the Brush Engineered Materials Inc. Common Shares. The Plan was originally adopted by the Board of Directors of Brush Engineered Materials Inc. on December 17, 1991, and was approved by the shareholders of the Company on April 28, 1992.

          On December 2, 1997, the Board amended the Plan to:

          - Effect the transfer of accrued benefits from the Brush Wellman Inc. Directors' Retirement Plan As Amended January 26, 1993 to the Plan.

          - Make deferral of fees available immediately to any new Nonemployee Director who came on the Board during the first half of the calendar year.

          - Specify that Nonemployee Directors may not transfer existing account balances into or out of the Brush Stock fund.

              On September 11, 2001, the Board amended the Plan to:

          - Permit Directors who are age 55 or older to transfer investment funds from the Brush Stock Fund to one of the other funds and vice versa.

          -   Add new investment choices.

          -   Authorize special distributions at a discount.

OPERATION OF PLAN

     The Plan is designed to provide any member of the Board who is not an employee of Brush Engineered Materials Inc. with the opportunity to defer receipt (and therefore recognition as income for federal income tax purposes) of all or any portion of his compensation for services as a Nonemployee Director. (See "Intended Tax Effect of Plan Participation" below.) The Plan provides for this deferral by giving a Nonemployee Director the right to elect to reduce his current compensation. (See "Election to Participate" below.)

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     The Plan provides that Brush Engineered Materials Inc. will

     - credit the amount of the reduction to a Trust Account in the name of the Nonemployee Director on the books of the Company and

     - contribute an amount equal to the amount of the reduction to a Trust maintained by National City Bank N.A., a Trustee, which will establish a corresponding Trust Account in the name of the Nonemployee Director under the Trust.

     The Plan further provides that any compensation that was previously deferred pursuant to preexisting arrangements between a Nonemployee Director and the Company may also be transferred to the Trust. The Plan also provides for the transfer of accrued benefits from the Directors' Retirement Plan (See "Conversion from the Directors' Retirement Plan" below). The balance of a Nonemployee Director's Company Account will be adjusted from time to time to reflect income, earnings, losses and expenses credited or charged to his Trust Account.

     At the time of distribution, the amount payable to a Nonemployee Director is based on the value of his Company Account. (See "Distribution of Company Accounts" and "Special Distribution of Company Accounts" below.) The Company's obligation to make payment to a Nonemployee Director will be satisfied from the Trust if the Company is not insolvent (as defined below) at the time. (See "Consequences of Company's Insolvency" below.)

ELECTION TO PARTICIPATE

     Any Nonemployee Director may participate in the Plan during any fiscal year by electing to defer receipt of all or a portion of his annual retainer, meeting fees and any other compensation that may be payable to him by the Company for his services as a Nonemployee Director. The election must be in writing on the form prescribed by the Company. It must be filed with the Administrative Committee appointed by the Board to administer the Plan prior to the beginning of any fiscal year during which a Nonemployee Director wishes to participate in the Plan. For example, a Nonemployee Director must file his election on or before December 31, 2001 if he wishes to participate in the Plan during 2002.

     If a person becomes a Nonemployee Director for the first time after January 1 of any calendar year, he may file an election to participate in the Plan for that year if he files within 30 days after he becomes a Nonemployee Director during that year. His election will apply only to compensation for services rendered as a Nonemployee Director after the date on which it is filed. Once an election is made, it is irrevocable with respect to compensation for services rendered as a Nonemployee Director during the fiscal year to which it relates.

CONVERSION FROM THE DIRECTORS' RETIREMENT PLAN

     Not later than December 31, 1997, each Nonemployee Director was provided the opportunity to make an election to credit the present value as of December 31, 1997 of his vested benefit under the Directors' Retirement Plan (which was terminated as of December 31, 1997) to the Nonemployee Directors' Company Account. Following the filing of the written election with

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the Committee, the Company transferred to the Trustee to be held in the Trust for the account of such Nonemployee Director the cash funds equal to the amount which each such Nonemployee Director elected to be converted from the Directors' Retirement Plan. Payment will be made as described below under "Distribution of Company Accounts." In no event will a Nonemployee Director be entitled to payment prior to termination of service as a Director.

INVESTMENT OF TRUST ACCOUNTS

     The accounts credited to a Nonemployee Director's Trust Account will be invested by the Trustee as directed by the Nonemployee Director in his written election to participate in the Plan. The authorized investment choices are as follows:

     -    Brush Common Shares Fund

     -    In accordance with the Investment Policy

     -    Templeton Foreign Fund

     -    Vanguard Asset Allocation Fund

     -    Vanguard Index Trust 500 Portfolio

A brief description of these funds and a table setting forth financial data of the past 3 years with respect to each of the investment funds is attached as APPENDIX A.

     A Nonemployee Director may direct that the assets of his Trust Account be invested in part Common Shares and in part in any other authorized investment or investments in increments of five percent. A Nonemployee Director may change his election from time to time with respect to future additions to the Nonemployee Director Company Account, but may not change such election with respect to amounts previously credited at any time, except that a Director who is 55 years of age or older may change his or her election. [The form of election prescribed by the Committee provides that the election is irrevocable for the fiscal year to which it relates.] Any earnings with respect to the assets of a Nonemployee Director's Trust Account will be credited thereto and invested from time to time by the Trustee in accordance with the Nonemployee Director's most recent investment election.

     If a Nonemployee Director elects to have the assets of his Trust Account invested by the Trustee in Common Shares, the Plan provides that the Trustee may purchase the Common Shares on the open market or from the Company. However, open market shares have also been used in the past and the Company intends to continue that practice. If this practice should be changed in the future, the Trustee will not pay more for Common Shares purchased from the Company than it would have paid on the open market.

DISTRIBUTION OF COMPANY ACCOUNTS

     Except in the case of a Special Distribution (described below), the amounts credited to a Nonemployee Director's Company Account will be distributed to him in either a lump sum or not more than 10 annual installments, as directed by the Nonemployee Director in

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his initial election to participate in the Plan and at the time his or her vested benefits were converted from the Directors' Retirement Plan, within 10 days after the earliest to occur of

     -    the date on which the Nonemployee Director attains the age of 70,

     - the date on which the Nonemployee Director ceases to be a member of the Board or

     - the date on which a change in control (as defined below) of the Company occurs.

     A Nonemployee Director cannot later change his distribution election. However, if the amount credited to any Nonemployee Director's Company Account is less than one year's retainer, the distribution will be in a lump sum on the date of termination. Also, if any Nonemployee Director electing to credit amounts to such Nonemployee Director's Company Account upon termination of the Director's Retirement Plan, ceases to be a Director within one year after signing such election other than by reason of death, disability or failure to be re-elected as a Nonemployee Director, the applicable portion of the distribution will be a lump sum.

     If the Company is not insolvent at the time of any distribution, the distribution will be made from the Trust and charged to the Nonemployee Director's Trust Account. (See "Consequences of Company's Insolvency" below.) All distributions (whether from the Trust or directly from the Company) will be charged to the Nonemployee Director's Company Account. To the extent that the amounts credited to a Nonemployee Director's Company Account are invested in Common Shares at the time of distribution, the Common Shares will be distributed in kind. If a Nonemployee Director elects to receive a distribution in annual installments, the amount of each installment payment will be calculated by dividing the amount credited to his Company Account at the time of the payment (as determined by the Committee) by the number of remaining installments, including the then-current installment.

SPECIAL DISTRIBUTION OF COMPANY ACCOUNTS

     A Nonemployee Director may elect to receive a distribution of part or all of his or her Company Account in one or more distribution if (and only if) the amount in the Nonemployee Director's Company Account is reduced by 10%.

     A Nonemployee Director may elect to receive such special distribution in cash or in Common Shares. The special distribution will be made within 30 days after the election is submitted to the Committee. The remaining 10% of the portion of the Director's Company Account subject to such distribution shall be forfeited to Brush Engineered Materials Inc. A Nonemployee Director who is currently serving as a Director and elects a special distribution must immediately terminate his or her deferrals under the Plan for the balance of the year in which the election is submitted and for the following 2 years.

CHANGE IN CONTROL

     The Plan defines the term "change in control" to mean the occurrence of any of the following events:

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          (a) The Board at any time shall fail to include a majority of directors who are either "Original Directors" or "Approved Directors". An Original Director is a director who is serving on January 1, 1992. An Approved Director is a director who, after such date, is elected, or is nominated for election by the shareholders, by a vote of at least two-thirds of the Original Directors and the previously elected Approved Directors, if any;

          (b) any person (as the term "person") is defined in Section 1701.01(G) of the Ohio Revised Code) shall have made a "control share acquisition" (as the term "control share acquisition" is defined in Section 17601.01(Z) of the Ohio Revised Code) of the Common Shares without having first complied with Section 1701.831 of the Ohio Revised Code (dealing with control share acquisitions); or

          (c) The Board shall at any time determine in the good faith exercise of its judgment that (i) any particular actual or proposed accumulation of the Common Shares, tender offer for the Common Shares, merger, consolidation, sale of assets, proxy contest, or other transaction or event or series of transactions or events will, or is likely to, if carried out, result in a change in control falling within (a) or (b) above and (ii) it is in the best interests of the Company and its shareholders, and will serve the intended purposes of the Plan and the Trust, for distributions of Company Accounts to commence immediately in accordance with the Plan.

CONSEQUENCE OF COMPANY'S INSOLVENCY

     In the event that the Company becomes insolvent, the Board and the President of the Company will immediately notify the Trustee of that fact. After the Trustee has been so notified of the Company's insolvency or otherwise acquires knowledge thereof, the Trustee:

     - will not make any payment or distribution to any Nonemployee Director or beneficiary and

     - will transfer or deliver the assets of the Trust only as a court of competent jurisdiction may direct.

     The Plan defines the term "insolvent" to mean that the Company is:

     - subject to a pending voluntary or involuntary proceeding as a debtor under the United States Bankruptcy Code or

     -    unable to pay its debts as they mature.

TRUST ASSETS SUBJECT TO CLAIMS OF COMPANY'S CREDITORS;
UNFUNDED AND UNSECURED NATURE OF COMPANY'S OBLIGATIONS

     All of the assets of the Trust, and any payment or distribution to be made by the Trustee to a Nonemployee Director, are subject to the claims of the Company's general creditors, including judgment creditors and bankruptcy creditors. The Company's obligation under the Plan is merely an unfunded and unsecured promise to pay money in the future. Neither a Nonemployee Director nor his beneficiaries, heirs, successors or assigns have any secured

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interest in or claim against any of the assets of the Company or the Trust. The rights of Nonemployee Directors and their beneficiaries to the assets of the Trust are no greater than those of other unsecured creditors of the Company.

VOTING OF COMMON SHARES HELD IN TRUST

     All Common Shares credited to a Nonemployee Director's Trust Account will be voted by the Trustee in accordance with the Nonemployee Director's instructions. In the absence of any such instructions, the Trustee will vote the Common Shares credited to a Nonemployee Director's Trust Account in proportion to the votes of all other shareholders of the Company.

DESIGNATION OF BENEFICIARIES

     Each Nonemployee Director who elects to participate in the Plan may designate one or more beneficiaries to whom distributions will be made in the event that the Nonemployee Director dies before all distributions have been made to him. If a Nonemployee Director does not designate any beneficiaries or there is no designated beneficiary surviving at the time of the Nonemployee Director's death, the Nonemployee Director's sole beneficiary will automatically be his estate. Designations of beneficiaries must be made in writing and may be changed at any time by filing a new election with the Committee.

PAYMENT OR WITHHOLDING OF TAXES

     In the event that any taxes are required by law to be paid or withheld from any payments or distributions to be made by the Company or the Trustee pursuant to the Plan or the Trust, the Company or the Trustee, as the case may be, will deduct the amount of any such taxes from the payment or distribution and deliver to the appropriate taxing authority any amount so deducted.

ASSIGNMENT OF NONEMPLOYEE DIRECTOR'S
RIGHTS OR BENEFICIAL INTEREST UNDER PLAN

     No right or interest of any Nonemployee Director or beneficiary (or any person claiming through or under a Nonemployee Director or beneficiary) in any benefit or payment under the Plan may be:

     -    assigned or transferred in any manner,

     - subject to alienation, anticipation, encumbrance, pledge, sale or other legal process or

     - liable in any manner for or subject to the debts or liabilities of the Nonemployee Director.

     If any Nonemployee Director or other such person (other than the surviving spouse of a deceased Nonemployee Director) attempts to or does alienate, anticipate, assign, pledge, sell, transfer or otherwise encumber all or any part of his benefits under the Plan, or if by

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reason of his bankruptcy or other circumstance any or all of his benefits under the Plan would devolve upon someone else or would otherwise not be enjoyed by him, the Committee may terminate his interest in all or any part of his benefits under the Plan to the extent that the Committee considers necessary or advisable in order to prevent or limit the effects of any such occurrence. Any such action by the Committee must be evidenced by a written "termination declaration", which must be filed with the records of the Committee, and the Committee must make reasonable efforts to deliver a copy to the Nonemployee Director or other such person whose interests are adversely affected thereby.

     As long as any terminated participant is alive, any benefits affected by the termination declaration will be retained by the Trust and, at the discretion of the Committee, may be paid to or expended for the benefit of the terminated participant or his spouse, children or other persons who are in fact dependent upon him in whatever manner the Committee may deem appropriate. Upon the death of any terminated participant, all benefits that were withheld from him pursuant to a termination declaration and were not theretofore distributed at the discretion of the Committee will be distributed to his estate or his creditors, and if he has living descendants, the distribution will be made to those descendants PER STIRPES. All payments or distributions described in this paragraph will be made from the Trust if the Company is not insolvent at the time.

NO RIGHT TO CONTINUED SERVICE

     Nothing in the Plan will be construed as conferring upon any Nonemployee Director the right to continue to serve the Company as a member of the Board or otherwise.

NONQUALIFIED STATUS OF PLAN

     The Plan is not qualified under Section 401(a) of the Code and is not subject to the Employee Retirement Income Security Act of 1974.

ADMINISTRATION OF PLAN

     The Committee will consist of not less than three persons who (i) serve at the pleasure of the Board and may be dismissed at any time with or without cause and (ii) need not be members of the Board. The Committee will administer the Plan and resolve all questions of interpretation that may arise under the Plan. Any elections, directions, designations or other notices to be made or given by a Nonemployee Director pursuant to the Plan must be filed with the Committee. Except as discussed under "Assignment of Nonemployee Director's Rights or Beneficial Interest under Plan" above, the Committee has no discretion with respect to contributions or distributions pursuant to the Pan.

AMENDMENT AND TERMINATION OF PLAN AND TRUST

     The Company reserves the right to amend the Plan and the terms of the Trust or terminate the Plan at any time, except that no amendment or termination may affect the rights of Nonemployee Directors to:

     -    amounts previously credited to their Company Accounts or

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     -    additional amounts credited thereto for earnings on the assets thereof following termination.

     The Trust will remain in effect until its entire corpus has been distributed. The Plan will remain in effect until all amounts credited to Company Accounts have been distributed, in accordance with the Plan.

                            RESALES OF COMMON SHARES

     Nonemployee Directors who are "affiliates" of the Company may resell Common Stock acquired under the Plan in brokerage transactions on the New York Stock Exchange without registration under the Securities Act of 1933 under compliance with Rule 144 of the Securities and Exchange Commission, except that the one-year holding period requirement of Rule 144 will not apply. For this purpose, the term "affiliate" includes any Nonemployee Director who directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company. Nonemployee Directors who are not "affiliates" may make resales in such brokerage transactions or otherwise without the need to comply with Rule 144.

                                TAX CONSEQUENCES

     The Plan is intended to be treated as an unfunded deferred compensation plan under the Internal Revenue Code of 1986 (the "Code"). It is the Company's intention that the amounts by which Nonemployee Directors elect to have their compensation reduced pursuant to the Plan will not be included in the gross income of the Nonemployee Directors or their beneficiaries until such time as distributions are made pursuant to the Plan. If at any time the Company determines that amounts attributable to either the Nonemployee Directors' of their compensation-reduction elections or their Company Accounts are includible in the gross income of the Nonemployee Directors or their beneficiaries prior to distribution pursuant to the Plan, all such amounts will immediately be paid or distributed to the Nonemployee Directors or their beneficiaries or estates, as the case may be; these payments or distributions will be made from the Trust if the Company is not insolvent at the time.

     BECAUSE THE TAX CONSEQUENCES TO A PARTICIPANT MAY VARY DEPENDING ON HIS INDIVIDUAL CIRCUMSTANCES, EACH PARTICIPANT SHOULD CONSULT HIS PERSONAL TAX ADVISOR REGARDING THE FEDERAL AND ANY STATE, LOCAL OR FOREIGN TAX CONSEQUENCES TO HIM.

                            DESCRIPTION OF SECURITIES

     Brush Engineered Materials Inc. has authority to issue up to 60,000,000 shares of common stock and 5,000,000 shares of serial preferred stock. Neither the common stock nor the preferred stock has par value. The board of directors may cause Brush Engineered Materials to issue shares of serial preferred stock in series with rights and privileges that may be superior to those of the holders of common stock. No serial preferred stock is outstanding.

     Each share of common stock is entitled to one vote. Ohio law permits cumulative voting for the election of directors, if specified statutory procedures are followed. The board of

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directors consists of two classes of three directors and one class of four directors. The shareholders elect each director to a three-year term.

     All shares of common stock have an equal right to participate in dividends declared and, in the event of liquidation, in the net assets of Brush Engineered Materials Inc. Holders of shares of common stock have no preemptive rights to purchase presently authorized and unissued shares. The outstanding shares of common stock are, and the shares to be sold under the 1995 plan and the 1997 plan will be, when issued, fully paid and non-assessable.

     If Brush Engineered Materials Inc. plans to engage in a transaction involving an owner of 10% or more (but less than 90%) of its voting stock, that transaction must be approved by both of the following:

     - Holders of a majority of Brush Engineered Materials Inc.'s voting stock; and

     - Holders of a majority of Brush Engineered Materials Inc.'s disinterested shares (meaning the outstanding voting stock of Brush Engineered Materials Inc., excluding the shares owned by the party who owns 10% or more of the voting stock).

     However, approval is not required if "fair price" criteria are satisfied or the transaction is approved by a majority of the "continuing directors" (as defined in Brush Engineered Materials Inc.'s articles of incorporation).

     Among other things, the shareholder approval provision described above requires the second step of a "two-step" takeover to be approved by both a majority of Brush Engineered Materials Inc.'s outstanding voting power and a majority of the disinterested shares, unless either:

     - The consideration offered for shares to be acquired in the second step is equal to, or greater than, that paid in the first step; or

     -    The transaction is approved by a majority of the continuing directors.

     Brush Engineered Materials Inc.'s board of directors has adopted a defensive mechanism commonly referred to as a "poison pill." To do so, it adopted a rights agreement and declared a dividend of one preferred stock purchase right for each outstanding share of common stock. Each right entitles the shareholder to buy one one-hundredth of a share of Series A Serial Preferred Stock at an initial exercise price of $110. The rights are not exercisable and will not be evidenced by separate right certificates until a specified time after any person or group acquires beneficial ownership of 20% or more (or announces a tender offer for 20% or more) of Brush Engineered Materials Inc.'s common stock.

     After the rights become exercisable, if Brush Engineered Materials Inc. is a party to certain merger or business combination transactions or transfers 50% or more of its assets or earning power, or if the acquirer engages in certain self-dealing practices, or if (under certain circumstances) a person or group becomes the beneficial owner of 20% or more of Brush

                                       9
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Engineered Materials Inc.'s common stock, each right (except those held by the acquirer) will entitle its holder to purchase shares of common stock (or, under certain circumstances, the acquirer's common stock) worth twice the exercise price. Brush Engineered Materials Inc. can redeem the rights for one cent per right under some circumstances.

                           INCORPORATION OF DOCUMENTS

                                  BY REFERENCE

     The U.S. Securities and Exchange Commission or SEC allows Brush Engineered Materials Inc. to "incorporate by reference" the information filed with the SEC. This means:

     -    Incorporated documents are considered part of this Memorandum;

          - Brush Engineered Materials Inc. can disclose important information to you by referring to those documents; and

          - Information that Brush Engineered Materials Inc. files with the SEC will automatically update this Memorandum.

     The following documents heretofore or hereafter filed by Brush Engineered Materials Inc. with the Commission are incorporated herein by reference:

          -    Annual Report on Form 10-K for the year ended December 31, 2000;

          - Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001 and June 29, 2001;

          - Current Reports on Form 8-K, dated July 26, 2001, August 28, 2001 and September 12, 2001;

          - The description of Brush Engineered Materials Inc.'s Common Shares contained in Brush Engineered Materials Inc.'s Registration Statement filed pursuant to Section 12 of the Exchange Act, including all amendments and reports filed for the purpose of updating that description;

          - Rights Agreement dated May 10, 2000 between Brush Engineered Materials Inc. and National City Bank, N.A., as Rights Agreement (filed as Exhibit 4(a) to Current Report on Form 8-K filed on May 16, 2000; and

          - All reports filed pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment indicating that all of the securities offered under the Plan have been sold or deregistering all securities then remaining unsold thereunder.

     Any statement contained in any document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Memorandum to the extent that a statement contained herein or in any other subsequently filed document that is also incorporated or deemed to be incorporated herein by reference modifies or

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supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Memorandum.

                             ADDITIONAL INFORMATION

     Additional information about the Plan and the administrator may be obtained from, and copies of the following documents or reports will be furnished without charge upon oral or written request to, Michael C. Hasychak, Secretary and Treasurer, Brush Wellman Inc., 17876 St. Clair Avenue, Cleveland, Ohio 44110 (telephone number 216-486-4200):

          - Documents or reports incorporated by reference into this Memorandum, excluding exhibits to such documents or reports unless such exhibits are specifically incorporated by reference into such documents or reports;

          - Brush Engineered Materials Inc.'s annual report to shareholders for the latest fiscal year; and

          - All reports, proxy statements and other communications distributed to Brush Engineered Materials Inc. shareholders.

     All directors, officers and other key employees of Brush Engineered Materials Inc. and its subsidiaries who participate in the Plan will receive copies of all reports, proxy statements and other communications distributed to Brush Engineered Materials Inc.'s shareholders in general. Such materials will be delivered to participants not later than the time at which they are sent to Brush Engineered Materials Inc.'s shareholders.

                                                                      APPENDIX A

                                INVESTMENT FUNDS

         Brush Common Stock Fund

     The investment goal of this Fund is to invest in Common Shares of Brush Engineered Materials Inc. YOU SHOULD READ THE "DESCRIPTION OF SECURITIES" INCLUDED IN THE MEMORANDUM, CAREFULLY IN ITS ENTIRETY. The Fund's annual rates of return for each of the last three years ending December 31 (and the period through September 30, 2001) were as follows:

   1998.................................................           -25.64%
   1999.................................................             -.67%
   2000.................................................            22.53%
   Period ended 9/30/01.................................           -33.12%


Investment Policy

     The investment goal of this Fund is to invest in accordance with the Investment Policy set forth in Appendix B. There is no historical data available for investing in accordance with the Investment Policy.

Templeton Foreign Fund

     The investment goal of this Fund is long-term capital growth. The Fund tries to achieve its investment goal by a flexible policy of investing in the equity and debt securities of companies and governments outside the U.S. YOU SHOULD READ THE PROSPECTUS FOR THIS FUND, WHICH HAS BEEN PROVIDED TO YOU WITH THIS MEMORANDUM, CAREFULLY IN ITS ENTIRETY. The Fund's annual rates of return for each of the last three years ending December 31 (and the period through September 30, 2001) were as follows:

 1998.................................................                 -4.89%
 1999.................................................                 39.21%
 2000....................................                              -2.80%
 Period ended 9/30/01.................................                -17.31%

                                      A-1
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Vanguard Asset Allocation Fund, Inc.

     Vanguard Asset Allocation Fund, Inc. is an open-end diversified investment company that seeks to maximize total return (i.e., capital change plus income). The Fund invests in common stocks, bonds and money market instruments in proportions consistent with their expected returns and risks as evaluated by the Fund's adviser. YOU SHOULD READ THE PROSPECTUS FOR THIS FUND, WHICH HAS BEEN PROVIDED TO YOU WITH THIS MEMORANDUM, CAREFULLY IN ITS ENTIRETY. The Fund's annual rates of return for each of the last three years ending December 31 (and the period through September 30, 2001) were as follows:

 1998.................................................                  25.40%
 1999.................................................                   5.21%
 2000.................................................                   4.91%
 Period ended 9/30/01.................................                 -12.45%

 Vanguard Index Trust, 500 Portfolio

     The Vanguard Index Trust, 500 Portfolio is a portfolio in an open-end investment company, which seeks to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes stocks of large U.S. companies. YOU SHOULD READ THE PROSPECTUS FOR THIS FUND, WHICH HAS BEEN PROVIDED TO YOU WITH THIS MEMORANDUM, CAREFULLY IN ITS ENTIRETY. The Fund's annual rates of return for each of the last three years ending December 31 (and the period through September 30, 2001) were as follows:

 1998.................................................                  28.61%
 1999.................................................                  21.06%
 2000.................................................                  -9.06%
 Period ended 9/30/01.................................                 -20.50%

     Historical results of the various Funds do not necessarily indicate what future performance will be. Brush Engineered Materials Inc. cannot, and does not, guarantee the performance of any of the Funds and has no obligation to make up any losses suffered by participants.

     Information about the Funds (other than the Brush Stock Fund) was derived from prospectuses and other reports provided by the investment companies in which they are invested, and Brush Engineered Materials Inc. makes no representation as to the accuracy of such information or the more detailed information set forth in such documents.

                                                                      Appendix B

                        BRUSH ENGINEERED MATERIALS INC.

                                INVESTMENT POLICY

I        PURPOSE

         The purpose of this document is to state Brush Engineered Materials Inc.'s Investment Policy. The primary criteria for investments made under the Policy shall be preservation of principal and liquidity. The rate of return on investments while important shall not take precedence over safety of capital.

II.      POLICY

         A.     ACCEPTABLE SECURITIES

               1. With the exception of original issue discount securities such at T-Bills, federal agency securities, bankers acceptances and commercial paper, only money market tax free, tax advantaged and taxable securities purchased and sold/put at par (100) are allowable portfolio holdings. Securities are not to be sold if a loss would be incurred. Investments which by nature fluctuate in price and do not have a 1 year or less maturity or put at 100 are not acceptable. Examples of acceptable securities are Lower Floaters, unit priced demand adjustable tax exempt securities, put bonds, certificates of deposit, repurchase agreements, eurodollar time deposits and money market instruments.

                    a.   TAX EXEMPT ISSUES

                         Tax Free Variable Rate Demand Obligations and put bonds issued prior to 1986 should be given preference. Issues dated on or within three months before August 7, 1986 should be given extra scrutiny with regard to actual dated date as to insure federally tax free status.

               2. Brush Engineered Materials Inc. receives an Ohio corporate franchise tax benefit for all federally tax exempt purchases. In addition, Arizona, Pennsylvania, Michigan and Rhode Island state and local tax exempt issues would generate an additional benefit in those respective states.

B.   INVESTMENT LIMITS AND LIQUIDITY REQUIREMENTS

     1. A minimum of 30% of portfolio par value shall be invested in securities saleable with a 7 day or less settlement at price of par. No more than 20% may be invested in securities with actual or effective maturities between 6 months and 1 year.

     2.   Securities subject to alternative minimum tax are disallowed.

     3. No more than 30% of the total market portfolio shall be invested in securities with the same entity supplying the underlying credit or same issuer except the federal government.

     4. The total par value of each security shall be considered in determining each of the preceding II. B. Subsections 1 and 3. Repurchase agreements and eurodollar time deposits shall not be aggregated in the total par value for Brush Engineered Materials cash management designated banks.

C.   CREDIT STANDARDS

     Securities purchased should have a credit rating by Moodys of AA or the equivalent by Standard & Poor's or alternatively:

     1. The issue is backed by a credit enhancer of a bank rated AA or better and/or insurance company which provides for payment of principal and interest to cover a put and issuer default.

     2. If the issue is unrated, have never applied, it must have an AA equivalent rating.

     3.   Commercial Paper must be rated A1/P1.

III. SAFEKEEPING

     National City Bank will provide safe housing of all securities purchased for Brush Engineered Materials Inc. Exceptions to the safe housing arrangement shall be approved by the Treasury function.


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

IV.      GENERAL POLICY AND PROCEDURE

         Any changes or exceptions to the policies and procedures as described in this document shall require written approval of the Treasurer of Brush Engineered Materials Inc.

BRUSH ENGINEERED MATERIALS INC.

Dated: _________________________            By:____________________________

                                            Its:____________________________



_____________________________________hereby acknowledges it has received and reviewed this investment policy and will act within the parameters established by said policy.

Dated:__________________________            By:_____________________________

                                            Its:_____________________________






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